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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Nucuotec,Inc. and subsidiary on Form SB-2 of our report, dated May 21, 2002, appearing in the Prospectus, which is part of this amended Registration Statement.

We also consent to the reference to our Firm under the captions "Experts" in such Prospectus.

/s/ Stonefield Josephson, Inc.

STONEFIELD JOSEPHSON, INC.,
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
November 11, 2002